EXHIBIT 99.1

Equity One 2004-2, Term
Prepared for MFS
Assumptions
Triggers On
Speed is all-in [max(prepay, default)]
12 Months Lag, Serviced Advances
--------------------------------------------------------------------------------
Severity: 55%
Prepayment
Fixed: 23 HEP
Arm: 100% of 27 CPR (1-12), 27 CPR (13-22), 50 CPR (23-27), 27 CPR
  (28-thereafter)
--------------------------------------------------------------------------------



Forward Libor      To Call
-------------      -------------------------------------------------------------------------
                               Aa2 / AA / AA             A2 / A / A+            A3 / A- / A
                                   Class M-1               Class M-2              Class M-3
Break CDR                             12.043                   9.048                  8.370
WAL                                     8.39                    8.30                   8.22
Mod Durn                               6.692                   6.527                  6.448
Mod Convexity                          0.542                   0.520                  0.509
Principal window               Sep12 - Sep12           Aug12 - Aug12          Jul12 - Jul12
Principal Writedown           100.98 (0.00%)          100.18 (0.00%)         101.04 (0.00%)
Total Collat Loss    150,418,879.62 (21.49%) 111,305,140.75 (15.90%)102,334,143.91 (14.62%)
                   -------------------------------------------------------------------------



                   -----------------------------------------------------------------------
                          Baa1 / BBB+ / A-       Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                 Class M-4               Class B-1              Class B-2
Break CDR                            7.735                   7.112                  6.558
WAL                                   8.22                    8.22                   8.14
Mod Durn                             6.381                   6.538                  6.308
Mod Convexity                        0.501                   0.511                  0.485
Principal window             Jul12 - Jul12           Jul12 - Jul12          Jun12 - Jun12
Principal Writedown         100.24 (0.00%)          100.02 (0.00%)         101.42 (0.00%)
Total Collat Loss   94,314,389.82 (13.47%)  86,510,094.20 (12.36%) 79,321,855.29 (11.33%)
                   -----------------------------------------------------------------------


                   Maturity
                   -------------------------------------------------------------------------
                               Aa2 / AA / AA             A2 / A / A+            A3 / A- / A
                                   Class M-1               Class M-2              Class M-3
Break CDR                             11.085                   8.353                  7.728
WAL                                    11.55                   13.21                  17.84
Mod Durn                               8.454                   9.096                 10.965
Mod Convexity                          0.932                   1.095                  1.651
Principal window               Aug12 - Jun34           May14 - Jun34          Feb19 - Jun34
Principal Writedown           101.02 (0.00%)          100.34 (0.00%)         100.20 (0.00%)
Total Collat Loss    155,059,464.57 (22.15%) 115,477,021.60 (16.50%)106,551,166.31 (15.22%)
                   -------------------------------------------------------------------------

                       -----------------------------------------------------------------------
                              Baa1 / BBB+ / A-       Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                     Class M-4               Class B-1              Class B-2
Break CDR                                7.151                   6.606                  6.206
WAL                                      18.11                   18.09                  18.15
Mod Durn                                10.849                  10.905                  10.54
Mod Convexity                            1.636                   1.615                   1.55
Principal window                 May19 - Jun34           May19 - Jun34          Jun19 - Jun34
Principal Writedown             100.34 (0.00%)          101.47 (0.00%)         102.34 (0.00%)
Total Collat Loss       98,368,087.37 (14.05%)  90,659,339.99 (12.95%) 85,035,363.12 (12.15%)
                       -----------------------------------------------------------------------


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Equity One 2004-2, Term
Prepared for MFS
Assumptions
-----------
Triggers On
Speed is all-in [max(prepay, default)]
12 Months Lag, Serviced Advances
--------------------------------------------------------------------------------
Severity: 60%
Prepayment
Fixed: 15 HEP
Arm: 70% of 27 CPR (1-12), 27 CPR (13-22), 50 CPR (23-27), 27 CPR
  (28-thereafter)
--------------------------------------------------------------------------------



Forward Libor      To Call
-------------      --------------------------------------------------------------------------
                               Aa2 / AA / AA             A2 / A / A+            A3 / A- / A
                                   Class M-1               Class M-2              Class M-3
Break CDR                              9.336                   7.492                    7.075
WAL                                    12.14                   12.05                    12.05
Mod Durn                                8.89                    8.65                     8.60
Mod Convexity                           0.99                    0.95                     0.94
Principal window               Jun16 - Jun16           May16 - May16            May16 - May16
Principal Writedown           100.01 (0.00%)          101.08 (0.00%)           100.44 (0.00%)
Total Collat Loss    189,595,908.16 (27.09%) 150,800,146.35 (21.54%)  142,157,357.86 (20.31%)
                     ------------------------------------------------------------------------


                   -------------------------------------------------------------------------
                         Baa1 / BBB+ / A-       Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                Class M-4               Class B-1              Class B-2
Break CDR                             6.699                   6.341                    6.038
WAL                                   12.05                   12.05                    11.97
Mod Durn                               8.48                    8.60                     8.29
Mod Convexity                          0.92                    0.92                     0.88
Principal window              May16 - May16           May16 - May16            Apr16 - Apr16
Principal Writedown          101.91 (0.00%)          101.47 (0.00%)           102.66 (0.00%)
Total Collat Loss   134,381,748.01 (19.20%) 127,001,688.75 (18.14%)  120,519,676.49 (17.22%)
                   -------------------------------------------------------------------------



                   Maturity
                   -------------------------------------------------------------------------

                               Aa2 / AA / AA             A2 / A / A+            A3 / A- / A
                                   Class M-1               Class M-2              Class M-3
Break CDR                              8.757                   7.050                  6.669
WAL                                     16.59                  18.83                  24.30
Mod Durn                               10.88                   11.43                  13.02
Mod Convexity                           1.60                    1.82                   2.47
Principal window               Jun16 - Jun34           Dec18 - Jun34          Jul25 - Jun34
Principal Writedown           101.47 (0.00%)          101.61 (0.00%)         101.45 (0.00%)
Total Collat Loss    196,620,665.43 (28.09%) 157,235,367.85 (22.46%)148,493,753.86 (21.21%)
                   -------------------------------------------------------------------------

                      -----------------------------------------------------------------------

                             Baa1 / BBB+ / A-       Baa1 / BBB / BBB+      Baa2 / BBB- / BBB
                                    Class M-4               Class B-1              Class B-2
Break CDR                               6.326                   6.023                  5.826
WAL                                     24.57                   24.54                  24.59
Mod Durn                                12.78                   12.66                  12.18
Mod Convexity                            2.41                    2.32                   2.21
Principal window                Nov25 - Jun34           Nov25 - Jun34          Dec25 - Jun34
Principal Writedown            101.13 (0.00%)          102.79 (0.00%)         103.72 (0.00%)
Total Collat Loss     140,654,788.32 (20.09%) 133,729,251.81 (19.10%)129,248,479.28 (18.46%)
                      -----------------------------------------------------------------------


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Equity One 2004-2, Term
Prepared for MFS
Assumptions
-----------
Triggers On
Speed is all-in [max(prepay, default)]
12 Months Lag, Serviced Advances
--------------------------------------------------------------------------------
Severity: 40%
Prepayment
Fixed: 15 HEP
Arm: 100% of 27 CPR (1-12), 27 CPR (13-22), 50 CPR (23-27), 27 CPR
   (28-thereafter)
--------------------------------------------------------------------------------



Forward Libor      To Call
-------------      ------------------------------------------------------------------------
                               Aa2 / AA / AA            A2 / A / A+             A3 / A- / A
                                   Class M-1              Class M-2               Class M-3
Break CDR                             14.545                 11.237                  10.499
WAL                                    11.39                  11.30                   11.30
Mod Durn                                8.48                   8.26                    8.21
Mod Convexity                           0.90                   0.86                    0.85
Principal window               Sep15 - Sep15          Aug15 - Aug15           Aug15 - Aug15
Principal Writedown           100.11 (0.00%)         100.82 (0.00%)          100.61 (0.00%)
Total Collat Loss    177,788,775.02 (25.40%)136,245,151.48 (19.46%) 127,069,154.26 (18.15%)
                   ------------------------------------------------------------------------


                       ------------------------------------------------------------------------
                              Baa1 / BBB+ / A-       Baa1 / BBB / BBB+       Baa2 / BBB- / BBB
                                     Class M-4               Class B-1               Class B-2
Break CDR                                9.840                   9.223                   8.692
WAL                                      11.30                   11.30                   11.30
Mod Durn                                  8.10                    8.23                    7.98
Mod Convexity                             0.83                    0.84                    0.81
Principal window                 Aug15 - Aug15           Aug15 - Aug15           Aug15 - Aug15
Principal Writedown             100.82 (0.00%)          100.61 (0.00%)          100.67 (0.00%)
Total Collat Loss      118,845,270.58 (16.98%) 111,179,337.88 (15.88%) 104,586,422.26 (14.94%)
                       ------------------------------------------------------------------------

                   Maturity
                   ------------------------------------------------------------------------
                               Aa2 / AA / AA            A2 / A / A+             A3 / A- / A
                                   Class M-1              Class M-2               Class M-3
Break CDR                             13.238                 10.243                   9.592
WAL                                    15.57                  17.87                   23.64
Mod Durn                               10.41                  11.06                   12.83
Mod Convexity                           1.46                   1.69                    2.38
Principal window               Aug15 - Jun34          Nov17 - Jun34           Aug24 - Jun34
Principal Writedown           100.14 (0.00%)         100.51 (0.00%)          101.09 (0.00%)
Total Collat Loss    180,085,753.60 (25.73%)138,433,662.95 (19.78%) 129,370,173.30 (18.48%)
                   ------------------------------------------------------------------------



                        ------------------------------------------------------------------------
                               Baa1 / BBB+ / A-       Baa1 / BBB / BBB+       Baa2 / BBB- / BBB
                                      Class M-4               Class B-1               Class B-2
Break CDR                                 9.025                   8.538                   8.212
WAL                                       23.93                   23.89                   23.95
Mod Durn                                  12.60                   12.51                   12.05
Mod Convexity                              2.33                    2.25                    2.15
Principal window                  Jan25 - Jun34           Dec24 - Jun34           Jan25 - Jun34
Principal Writedown              100.43 (0.00%)          100.15 (0.00%)          102.13 (0.00%)
Total Collat Loss       121,525,480.22 (17.36%) 114,760,096.85 (16.39%) 110,249,884.72 (15.75%)
                        ------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.